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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): January 29, 2002


                               Corvis Corporation
             (Exact name of registrant as specified in its charter)


     Delaware                        0-30989                    52-2041343
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  (State or other                  (Commission               (IRS Employer
  jurisdiction of                  File Number)            Identification No.)
  incorporation)


        7015 Albert Einstein Drive, Columbia, Maryland      21046-9400
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           (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (443) 259-4000


                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     On January 29, 2002, the Registrant publicly disseminated a press release announcing that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with Dorsal Networks, Inc. ("Dorsal") and Corvis Acquisition Company, Inc., a wholly-owned subsidiary of the Registrant. Pursuant to the Merger Agreement, Corvis Acquisition Company, Inc. will merge with and into Dorsal and Dorsal will become a wholly-owned subsidiary of the Registrant. Dorsal stockholders will receive approximately 40 million shares of common stock of the Registrant, valued at approximately $90 million based on the per share closing price of $2.26 for the Registrant's stock on January 28, 2002. This excludes the approximate three percent stake in Dorsal that the Registrant already acquired through a previous agreement. Additionally, all outstanding options and shares of Dorsal held by employees will be exchanged for options and shares in the Registrant. This Amendment No. 1 to Form 8-K is being filed to attach a copy of the Merger Agreement.

     The preceding description of the Merger Agreement is qualified in its entirety by reference to the copy of such agreement included as an exhibit hereto, which is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.


(c)  Exhibits.

     99.1 Agreement and Plan of Merger among Corvis Corporation, Corvis Acquisition Company, Inc., and Dorsal Networks, Inc., dated as of January 29, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORVIS CORPORATION
                                        (Registrant)


Dated: February 1, 2002                 /s/ Kim D. Larsen
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                                        By:  Kim D. Larsen
                                        Its: Senior Vice President and General
                                        Counsel



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                                  EXHIBIT INDEX
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Exhibit
Number                             Description
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99.1      Agreement and Plan of Merger among Corvis Corporation, Corvis
          Acquisition Company, Inc., and Dorsal Networks, Inc., dated as of January 29, 2002. Schedules to the Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K, but will be furnished supplementally to the Commission upon request.


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